Business transactions (Details 2) - Neuquen Basin [Member] $ in Thousands	Dec. 31, 2018 USD ($)
Cash	$ 48,850	[1]
Total consideration	48,850
Property, plant and equipment (including mineral interest)	54,929
Inventories	3,659
Provision for other long-term liabilities	(9,738)
Total identifiable net assets	$ 48,850

[1]	In December 2017, GeoPark granted a security deposit of US$ 15,600,000. In March 2018, the Group completed the total consideration with an additional payment of US$ 36,400,000. In September 2018, Geo-Park collected a working capital adjustment of US$ 3,150,000.